Exhibit 10.12

FORM OF RELEASE

In consideration of the settlement bargained for in the Assignment Agreement, the receipt and sufficiency of which is acknowledged, the undersigned, Chisholm Partners II, LLC, a Louisiana limited liability company (“Chisholm”), and any of its agents, successors, and assigns (collectively “Releasors”), hereby releases, acquits, and forever absolutely discharges Dala Petroleum Corp., a Delaware corporation (“Dala”), and Dala’s past and present owners, management members, subsidiaries, employees, servants, representatives, agents, attorneys, affiliated entities and persons, subrogees, heirs, executors, insurers, successors, and assigns (the “Dala Releasees”), from any and all claims in the amount of $100,000 related to outstanding and/or unpaid fees due to Chisholm in connection with the Master Services Agreement executed on June 3, 2014 with Dala. The Releasor also confirms that the Master Services Agreement is cancelled.

Dated:	5/10/16	CHISHOLM PARTNERS II, LLC

/s/Clarence Cottman
Clarence Cottman
Managing Member

ACKNOWLEDGED BY DALA

/s/William Gumma
William Gumma
Chief Executive Officer

FORM OF RELEASE

In consideration of the settlement bargained for in the Assignment Agreement, the receipt and sufficiency of which is acknowledged, the undersigned, Chisholm Partners II, LLC, a Louisiana limited liability company (“Chisholm”), and any of its agents, successors, and assigns (collectively “Releasors”), hereby releases, acquits, and forever absolutely discharges Dala Petroleum Corp., a Delaware corporation (“Dala”), and Dala’s past and present owners, management members, subsidiaries, employees, servants, representatives, agents, attorneys, affiliated entities and persons, subrogees, heirs, executors, insurers, successors, and assigns (the “Dala Releasees”), from any and all claims to amounts due to Chisholm in connection with the Promissory Note executed on December 22, 2015 in the amount of $7,315.08 ($7,002 principal plus interest) owed by Dala.

Dated:	5/10/16	CHISHOLM PARTNERS II, LLC

/s/Clarence Cottman
Clarence Cottman
Managing Member

ACKNOWLEDGED BY DALA

/s/William Gumma
William Gumma
Chief Executive Officer

FORM OF RELEASE

In consideration of the settlement bargained for in the Partial Cancellation Agreement, the receipt and sufficiency of which is acknowledged, the undersigned, Clancy Cottman (“Cottman”), and any of his agents, successors, and assigns (collectively “Releasors”), hereby releases, acquits, and forever absolutely discharges Dala Petroleum Corp., a Delaware corporation (“Dala”), and Dala’s past and present owners, management members, subsidiaries, employees, servants, representatives, agents, attorneys, affiliated entities and persons, subrogees, heirs, executors, insurers, successors, and assigns (the “Dala Releasees”), from any and all claims to accrued compensation, totaling $12,500, as of the date of this release, in connection with Cottman’s position as a director with Dala.

Dated:	5/10/16	/s/Clarence Cottman
Clarence Cottman

/s/ Bill Gumma
Bill Gumma
Chief Executive Officer

FORM OF RELEASE

In consideration of the release of all claims against Will E. Gray (“Gray” or “Releasor”) by Dala Petroleum Corp., a Delaware corporation and Dala Petroleum Corp., a Nevada  corporation (collectively referred to as the “Dala entities”), including all actions, causes of action, claims, debts, liabilities, accounts, demands, damages, causes, claims for indemnification or contribution, or any other thing whatsoever whether known or unknown, suspected or unsuspected, certain or speculative, accrued or unaccrued that either Dala entity ever had or now have relating to or arising out of past actions, work product, agreements, contracts, obligations and relationships written or verbal with the Dala entities, the undersigned, Gray, and any of his agents, successors, and assigns (collectively “Releasors”), hereby releases, acquits, and forever absolutely discharges Dala Petroleum Corp., a Delaware corporation and Dala Petroleum Corp., a Nevada corporation, and the Dala entities’ past and present owners, management members, subsidiaries, employees, servants, representatives, agents, attorneys, affiliated entities and persons, subrogees, heirs, executors, insurers, successors, and assigns (the “Dala Releasees”), from any and all claims to outstanding debt owed to Gray, totaling $59,178 as of the date of this release (whether or not any of the conditions of Gray’s separation agreement are ever met by the Dala entities in the future), and from any and all other actions, causes of action, claims, debts, liabilities, accounts, demands, damages, causes, claims for indemnification or contribution, or any other thing whatsoever whether known or unknown, suspected or unsuspected, certain or speculative, accrued or unaccrued that the Releasors ever had or now have relating to or arising out of past actions, work product, agreements, contracts, obligations and relationships written or verbal with the Dala entities.

Dated:	5/10/16	/s/E. Will Gray
E. Will Gray

/s/ Bill Gumma
Bill Gumma
Chief Executive Officer

FORM OF RELEASE

In consideration of the settlement bargained for in the Partial Cancellation Agreement, the receipt and sufficiency of which is acknowledged, the undersigned, Bill Gumma (“Gumma”), and any of his agents, successors, and assigns (collectively “Releasors”), hereby releases, acquits, and forever absolutely discharges Dala Petroleum Corp., a Delaware corporation (“Dala”), and Dala’s past and present owners, management members, subsidiaries, employees, servants, representatives, agents, attorneys, affiliated entities and persons, subrogees, heirs, executors, insurers, successors, and assigns (the “Dala Releasees”), from any and all claims to accrued compensation, due as of the date of this release, in connection with Gumma’s service as an officer and director of Dala.

Dated:	5/10/16	/s/ Bill Gumma
Bill Gumma

/s/ Bill Gumma
Bill Gumma
Chief Executive Officer

FORM OF RELEASE

For good and valuable consideration related to the closing of the Partial Cancellation Agreement, the receipt and sufficiency of which is acknowledged, the undersigned, Pacific Oil & Gas Company, LLC (“Pacific”), and any of his/her/their agents, successors, and assigns (collectively “Releasors”), hereby releases  acquits, and forever absolutely discharges and forgives Dala Petroleum Corp., a Delaware corporation (collectively “Dala”) of its obligation to pay that $39,639.31 (consisting of $35,802.41 in principal and $3,836.90 in interest) portion of that certain Promissory Note issued by Dala on June 8, 2015, plus all accrued and unpaid interest thereon.

Dated:	5/10/16		PACIFIC OIL & GAS COMPANY, LLC

		By:	/s/Clarence Cottman
Clarence Cottman, Trustee

FORM OF RELEASE

In consideration of the settlement bargained for in the Partial Cancellation Agreement, the receipt and sufficiency of which is acknowledged, the undersigned, Jonathan Wimbish (“Wimbish”), and any of his agents, successors, and assigns (collectively “Releasors”), hereby releases, acquits, and forever absolutely discharges Dala Petroleum Corp., a Delaware corporation (“Dala”), and Dala’s past and present owners, management members, subsidiaries, employees, servants, representatives, agents, attorneys, affiliated entities and persons, subrogees, heirs, executors, insurers, successors, and assigns (the “Dala Releasees”), from any and all claims to accrued compensation, totaling $12,500, as of the date of this release, in connection with Wimbish’s position as a director of Dala.

Dated:	5/10/16	/s/Jonathan Wimbish
Jonathan Wimbish

/s/ Bill Gumma
Bill Gumma
Chief Executive Officer